SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 27, 2003

Inverness Medical Innovations, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 647-3900

Not Applicable
(Former name or former address, if changed since last report)

Inverness Medical Innovations, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, event date August 27, 2003, in order to file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a)             FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Audited consolidated balance sheet of Applied Biotech, Inc. and subsidiary as of June 30, 2003, and the related consolidated statements of operations, stockholder’s equity and cash flows for the nine months ended June 30, 2003 are contained in Exhibit 99.1 attached hereto and are incorporated herein by reference.

b)            PRO FORMA FINANCIAL INFORMATION

Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2003, and the related unaudited pro forma condensed combined statements of operations of the Company, for the six months ended June 30, 2003, and for the year ended December 31, 2002, all giving pro forma effect to the Company’s acquisition of the stock of Applied Biotech, Inc., are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.

c)             EXHIBITS

The following exhibits are filed with this document.

Exhibit Number	Description

*+2.1	Stock Purchase Agreement, dated as of July 30, 2003, by and among Inverness Medical Innovations, Inc., Applied Biotech, Inc. and Erie Scientific Company
23.1	Consent of BDO Seidman, LLP
99.1

Audited consolidated balance sheet of Applied Biotech, Inc. and subsidiary as of June 30, 2003, and the related consolidated statements of operations, stockholder’s equity and cash flows for the nine months ended June 30, 2003

99.2

Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2003, and the related unaudited pro forma condensed combined statements of operations of the Company, for the six months ended June 30, 2003, and for the year ended December 31, 2002, all giving pro forma effect to the Company’s acquisition of the stock of Applied Biotech, Inc.

*      Previously filed

+      The Company agrees to furnish supplementally to the Securities and Exchange Commission (the “Commission”) a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ Christopher J. Lindop
Christopher J. Lindop
Chief Financial Officer

Dated: November 10, 2003

EXHIBIT INDEX

Exhibit Number	Description

*+2.1	Stock Purchase Agreement, dated as of July 30, 2003, by and among Inverness Medical Innovations, Inc., Applied Biotech, Inc. and Erie Scientific Company
23.1	Consent of BDO Seidman, LLP
99.1

Audited consolidated balance sheet of Applied Biotech, Inc. and subsidiary as of June 30, 2003, and the related consolidated statements of operations, stockholder’s equity and cash flows for the nine months ended June 30, 2003

99.2

Unaudited pro forma condensed combined balance sheet of the Company as of June 30, 2003, and the related unaudited pro forma condensed combined statements of operations of the Company, for the six months ended June 30, 2003, and for the year ended December 31, 2002, all giving pro forma effect to the Company’s acquisition of the stock of Applied Biotech, Inc.

*      Previously filed

+      The Company agrees to furnish supplementally to the Securities and Exchange Commission (the “Commission”) a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.